UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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Bay Banks of Virginia, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[Bay Banks letterhead]

April 18, 2003

Dear Fellow Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of Bay Banks of Virginia, Inc. on May 19, 2003, at 1:00 p.m., at Indian Creek Yacht & Country Club, Kilmarnock, Virginia. We would be pleased to have you as our guest for a buffet luncheon starting at 12:00 p.m. If you wish to attend, please indicate this on the enclosed luncheon reservation card that must be returned with your completed proxy. This will allow us to have an accurate count of those joining us for the luncheon.

The primary business of the meeting will be the election of two directors of the Company, approval of the 2003 Incentive Stock Option Plan, and the ratification of the appointment of independent auditors, as more fully explained in the accompanying proxy statement.

During the meeting, we also will report to you on the condition and performance of the Company and its subsidiaries, the Bank of Lancaster and Bay Trust Company. You will have an opportunity to question management on matters that affect the interests of all stockholders.

We hope you can join us for the luncheon and attend the Annual Meeting on May 19. Whether or not you plan to attend, please complete, sign and date the enclosed proxy and return it promptly in the enclosed envelope. Your vote is important.

Thank you for your interest in the Company’s affairs. As always, we are most grateful for your continuing support of Bay Banks of Virginia.

Sincerely,

/s/ AMMON G. DUNTON, JR.	/s/ AUSTIN L. ROBERTS, III
Ammon G. Dunton, Jr.	Austin L. Roberts, III
Chairman of the Board	President and Chief Executive Officer

BAY BANKS OF VIRGINIA, INC.

100 South Main Street

Kilmarnock, Virginia 22482

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

May 19, 2003

To Our Stockholders:

The Annual Meeting of Stockholders of Bay Banks of Virginia, Inc. (the “Company”) will be held at Indian Creek Yacht & Country Club, Kilmarnock, Virginia, on May 19, 2003 at 1:00 p.m. for the following purposes:

1.	To elect two (2) Class II directors, each to serve a three-year term;

2.	To approve the Company’s 2003 Incentive Stock Option Plan;

3.	To ratify the selection of Yount, Hyde & Barbour P.C., independent certified public accountants, as auditors of the Company for the year ending December 31, 2003; and

4.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Only stockholders of record at the close of business on March 31, 2003 will be entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

By Order of the Board of Directors

/s/ HAZEL S. FARMER Hazel S. Farmer Corporate Secretary

April 18, 2003

PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY PROMPTLY, WHETHER OR

NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.

Bay Banks of Virginia, Inc.

100 S. Main Street

Kilmarnock, Virginia 22482

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

May 19, 2003

GENERAL

The enclosed proxy is solicited by the Board of Directors of Bay Banks of Virginia, Inc. (the “Company”), the holding company for the Bank of Lancaster and Bay Trust Company (together, the “Subsidiaries”), for the Company’s Annual Meeting of Stockholders to be held on May 19, 2003, at the time and place and for the purposes set forth in the accompanying Notice of the Annual Meeting or any adjournment thereof. The approximate mailing date of this Proxy Statement and accompanying proxy is April 18, 2003.

Revocation and Voting of Proxies

Execution of a proxy will not affect a stockholder’s right to attend the Annual Meeting and to vote in person. Any stockholder who has executed and returned a proxy may revoke it by attending the Annual Meeting and requesting to vote in person. A stockholder may also revoke his proxy at any time before it is exercised by filing a written notice with the Company or by submitting a proxy bearing a later date. Proxies will extend to, and will be voted at, any adjourned session of the Annual Meeting.

Voting Rights and Solicitation

Only stockholders of record at the close of business on March 31, 2003 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. The number of shares of common stock of the Company outstanding and entitled to vote on March 31, 2003 was 2,311,690. The Company has no other class of stock outstanding. A 60% majority of the shares entitled to vote, represented in person or by proxy, will constitute a quorum for the transaction of business.

Each share of common stock entitles the record-holder thereof to one vote upon each matter to be voted upon at the Annual Meeting. Shares for which the holder has elected to abstain or to withhold the proxies’ authority to vote (including broker non-votes) on a matter will count toward a quorum, but will not be included in determining the number of votes cast with respect to such matter.

The cost of solicitation of proxies will be borne by the Company. Solicitation is being made by mail, and if necessary may be made in person, by telephone, or special letter by officers and regular employees of the Company, acting without compensation other than regular compensation.

Principal Stockholders

The only beneficial owner of 5% or more of the outstanding common stock of the Company is the Bay Banks of Virginia Employee Stock Ownership Trust (the “Trust”), which owns 128,075 shares, or 5.5%, of the Company’s common stock. The Trust was established pursuant to the Company’s Employee Stock Ownership Plan (“ESOP”). Two members of the Board of Directors of the Company and one director of Bank of Lancaster (the “Bank”) are trustees of the ESOP. As of March 31, 2003, all shares held in the Trust had been allocated to the accounts of participating employees. Under the terms of the ESOP, the trustees must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees, and allocated shares for which employees do not give instructions will be voted in the same ratio on any matter as to those shares for which instructions are given.

PROPOSAL ONE – ELECTION OF DIRECTORS

The Company’s Board is divided into three classes (I, II and III). The term of office for Class II directors will expire at the Annual Meeting and the nominees to serve as Class II directors are set forth below. Each of the Class II nominees currently serves as a director of the Company. If elected, the nominees will serve until the Annual Meeting of Stockholders held in 2006.

The persons named in the proxy will vote for the election of the nominees named below unless authority is withheld. If for any reason any of the persons named as nominees below should become unavailable to serve, an event that management does not anticipate, proxies will be voted for the remaining nominees and such other person or persons as the Board of Directors may designate.

The Board of Directors recommends that stockholders vote FOR the two nominees set forth below. The two nominees receiving the greatest number of affirmative votes cast at the Annual Meeting will be elected.

Name (Age)	Company Director Since	Principal Occupation During Past Five Years

Class II (Nominees):

Weston F. Conley, Jr. (68)	1997	Chairman of RCV Seafood Corporation (seafood processor and wholesaler), Morattico, VA

Thomas A. Gosse (56)	1997	President and Chief Executive Officer of Northern Neck Insurance Company, Irvington, VA

Other Directors Not Standing For Re-election At This Time:

Class III (Directors Serving Until the 2004 Meeting):

William A. Creager (70)	1997	Chairman of Bay Trust Company; Former President and Chairman of Capital Systems Group (an information management company), Rockville, MD

Ammon G. Dunton, Jr. (67)	1997	Chairman of the Board of the Company and the Bank; Attorney, Senior Partner of Dunton, Simmons & Dunton, White Stone, VA

Class I (Directors Serving Until the 2005 Annual Meeting):

Austin L. Roberts, III (56)	1997	President and Chief Executive Officer of the Company and the Bank

A. Wayne Saunders (66)	2000	Secretary and Treasurer of MD Associates (medical billing), Kilmarnock, VA, and retired Certified Public Accountant

Board of Directors and Committees

During 2002, there were nine meetings of the Board of Directors. Each incumbent director attended at least 75% of the aggregate number of meetings of the Board of Directors and its committees.

There are no family relationships among any of the directors or among any directors and any officer. None of the directors serve as directors of other publicly-held companies.

The Board of Directors has, among others, a standing Compensation Committee and Audit Committee.

Compensation Committee. The Compensation Committee consists of A. Wayne Saunders, William A. Creager, Ammon G. Dunton, Jr. and Austin L. Roberts, III. In addition, certain directors of the Company’s subsidiaries have been appointed as voting members of the Compensation Committee. They are Robert C. Berry, President and Chief Executive Officer of Bay Trust Company (the “Trust Company”), John H. Morris, IV and Charles H. Rotert, Jr. of the Trust Company Board, and David W. Cheek of the Bank Board. The function of this committee is to recommend the compensation to be paid to the executive officers of the Company. It also administers the stock option plans for the benefit of such officers and directors eligible to participate in such plans. The Compensation Committee met two times during 2002.

Audit Committee. The Audit Committee consists of A. Wayne Saunders, Weston F. Conley, Jr., and two non-voting members, Ammon G. Dunton, Jr. and Austin L. Roberts, III. In addition, certain directors of the Company’s subsidiaries have been appointed as voting members of the Audit Committee. They are John H. Morris, IV and Charles H. Rotert, Jr. of the Trust Company Board. The functions of the committee are to recommend the selection of the Company’s independent accountants, to approve the scope of the independent accountants’ audit, to review the reports of examination by the regulatory agencies, the independent accountants and the internal auditor and to issue its report to the Board of Directors. The Audit Committee met four times during 2002.

Directors’ Compensation

Non-employee directors of the Company receive an annual retainer of $3,500 and $350 for each meeting of the Company’s Board of Directors. Directors who are employees of the Company, the Bank or Trust Company are not compensated for attendance at Board or Committee meetings. The Chairman of the Board, Mr. Ammon G. Dunton, Jr., is a Company and Bank employee. As an employee, he received $40,000 in compensation in 2002, but received no annual retainer, board or committee attendance fees from the Company or the Subsidiaries.

In accordance with the 1998 Non-Employee Directors Stock Option Plan approved by stockholders at the 1998 annual meeting, each of the twelve non-employee directors of the Company and the Subsidiaries were granted in May 2002 stock options for 250 shares of the Company’s common stock at its then fair market value. This plan, which reserves a total of 25,000 shares of common stock of the Company, provides that each non-employee director of the Company and the Subsidiaries is eligible to receive a stock option grant for 250 shares in May of each year during the term of the plan.

OWNERSHIP OF COMPANY COMMON STOCK

The following table sets forth, as of March 31, 2003, certain information with respect to the beneficial ownership of Company common stock held by each director and nominee, and by the directors and all executive officers as a group.

Name	Amount and Nature of Beneficial Ownership (1)	Percent of Class
Weston F. Conley, Jr.	60,623(2)(3)	2.6%
William A. Creager	8,100(2)(3)	(4)
Ammon G. Dunton, Jr.	85,402(2)(5)	3.7%
Thomas A. Gosse	6,220(2)(3)	(4)
Austin L. Roberts, III	30,572(2)(5)	1.3%
A. Wayne Saunders	3,603(3)	(4)
All directors and executive officers as a group	284,639(5)	12.1%

(1)	For purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 of the Securities Exchange Act of 1934 under which, in general, a person is deemed to be the beneficial owner of a security if he has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he has the right to acquire beneficial ownership of the security within sixty days.
(2)	Includes shares held by affiliated corporations, close relatives and children, and shares held jointly with spouses or as custodians or trustees, as follows: Mr. Creager, 1,600 shares; Mr. Conley, 12,750 shares; Mr. Dunton, 41,796 shares; Mr. Roberts, 8,360 shares; and Mr. Gosse, 2,920 shares.
(3)	Includes 2,500 shares that may be acquired pursuant to currently exercisable stock options granted under the 1998 Non-Employee Directors Stock Option Plan.
(4)	Represents less than 1% of Company common stock.
(5)	Includes shares that may be acquired pursuant to currently exercisable stock options, as follows: 3,106 shares by Mr. Dunton; 19,714 shares by Mr. Roberts; and 40,338 shares that may be acquired by all executive officers and non-employee directors of the Company as a group.

EXECUTIVE COMPENSATION

No officer receives compensation from the Company. All compensation is paid through the Subsidiaries.

The following table presents compensation information on the President and Chief Executive Officer of the Company and the Bank. No other executive officer of the Company or the Bank earned over $100,000 in salary and bonus in 2002.

Summary Compensation Table

				Long-Term Compensation Awards	All Other Compensation (3)
		Annual Compensation (1)		Securities Underlying Options (2)
Name and Principal Position	Year	Salary	Bonus
Austin L. Roberts, III	2002	$160,000	$—	3,500	$8,386
President/Chief	2001	145,000	17,145	3,000	8,766
Executive Officer	2000	145,000	—	3,000	7,839

(1)	Mr. Roberts did not receive perquisites or other personal benefits in excess of the lesser of $50,000 or 10% of the total of his salary and bonus.
(2)	The Company’s stock option plan does not permit the granting of restricted stock awards or stock appreciation rights, and it is the Company’s only stock-based long-term compensation plan currently in effect in which employees may participate.
(3)	Consists of for 2002: (i) $3,532 accrued on behalf of Mr. Roberts by the Bank under the 401(k) Plan; and (ii) $4,854 contributed by the Company to Mr. Roberts under the Company’s ESOP.

Stock Option Grants in 2002

The Company’s stock option plan provides for the granting of incentive stock options to executive officers and key employees of the Company and the Subsidiaries. The following table provides certain information concerning stock options granted during 2002 to Mr. Roberts.

	Individual Grants
	Number of Shares Underlying Options Granted (1)	Percent of Total Options Granted to Employees in 2002	Exercise Price per Share	Expiration Date	Potential Realizable Value (2)
Name					5%	10%
Austin L. Roberts, III	7,000	19.7%	$16.50	4/30/2012	$188,160	$299,600

(1)	The option grant is subject to certain performance criteria being achieved. As of this date, there has not been a determination whether the granted options have been earned.
(2)	Potential realizable value at the assumed annual rates of stock price appreciation based on actual option term (10 years) and annual compounding.

Stock Option Exercises in 2002 and Year-End Option Values

The following table shows certain information with respect to the number and value of unexercised options at year-end held by Mr. Roberts.

	Number of Shares Acquired on Exercise	Value Realized (1)	Number of Shares Underlying Unexercised Options at December 31, 2002		Value of Unexercised In-the-Money Options at December 31, 2002 (2)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Austin L. Roberts, III	4,000	$9.88	19,714	7,000	$120,847	$—

(1)	Calculated by subtracting the exercise price from the fair market value of the stock as of the exercise date.
(2)	Calculated by subtracting the exercise price from the fair market value of the stock at December 31, 2002.

Benefit Plans

Pension Plan. The Company has a non-contributory defined benefit pension plan (the “Pension Plan”) which covers substantially all salaried employees who have reached the age of twenty-one and who have completed one year of service. The normal retirement age is 65, but participants may elect early retirement at 55 after 10 years of service at reduced levels of benefits and disability retirement after 10 years of service at full levels of benefits. Vesting is 100% after 5 years of service.

The following table provides information concerning estimated annual benefits that are payable to covered employees at normal retirement age under the terms of the Pension Plan, based on the compensation and years of service classifications specified below. The Pension Plan benefits shown in the table are computed on the basis of a straight life annuity beginning at age 65.

	Years of Service
Remuneration	15	20	25	30	35
$ 25,000	$ 3,750	$ 5,000	$ 6,250	$ 6,250	$ 6,250
50,000	8,608	11,478	14,347	14,347	14,347
75,000	14,983	19,978	24,972	24,972	24,972
100,000	21,358	28,478	35,597	35,597	35,597
125,000	27,733	36,978	46,222	46,222	46,222
150,000	34,108	45,478	56,847	56,847	56,847
175,000	40,483	53,978	67,472	67,472	67,472
200,000	46,858	62,478	78,097	78,097	78,097

The remuneration covered by the Pension Plan is an employee’s “final average earnings” which, under the terms of the Pension Plan is defined to be the average of the highest five consecutive calendar years of base salary (reported as “Salary” in the Summary Compensation Table above) earned by the employee during the ten calendar years prior to his or her date of retirement, termination, disability or death. A participant’s monthly retirement benefit (if they have twenty-five years of credited service at their normal retirement date) is 25% of their final average salary, plus an additional 18.75% if it is in excess of the participant’s Social Security covered salary. The Social Security covered salary is the average of the participant’s working lifetime prior to the year the participant attains his or her Social Security retirement age. Cash benefits under the Pension

Plan generally commence on retirement, death or other termination of employment and are payable in various forms at the election of the participant.

Based on current salary levels and assuming retirement at the normal retirement age of 65, it is estimated that the annual retirement benefit for Mr. Roberts will be $47,731. The final average salary, and the respective years of service as of October 1, 2002 for Mr. Roberts were $147,275 and twelve years, respectively.

401(k) Plan. The Subsidiaries have a contributory 401(k) plan. All salaried employees are eligible to participate after having worked six months consecutively and there is no age requirement. Participants may elect to defer between 1% and 15% of their base compensation, which will be contributed to the plan, providing the amount deferred does not exceed the dollar maximum election deferral for each year. The Subsidiaries’ match is 100% up to a 2% deferral; the subsidiaries will provide a 25% match on employee contributions between 2% and 4% of salary. Under the plan, an employee is vested in a Subsidiary’s contribution by 20% after two years and 20% each year thereafter for the next four years of service. If an employee leaves prior to the two-year period, he or she forfeits any accrued match contribution.

Distributions to participants are made at death, retirement or other termination of employment in a lump sum payment. The plan permits certain in-service withdrawals. Normal retirement age is considered sixty-five; early retirement is considered at fifty-five with ten years of vested service; disability retirement has no age requirements but a service requirement of ten years of vested service.

Incentive Stock Option Plans. The Company has two incentive stock option plans for employees, the 1985 plan (which has expired, but certain options deemed earned are still exercisable as outlined below) and the 1994 plan. The 1994 plan provides for the earning of incentive stock options by key employees of the Company upon successful completion of agreed upon goals. The Compensation Committee of the Company makes allocations under the plan and fixes the terms and conditions of each allocation pursuant to a separate agreement entered into with each eligible key employee. The price of shares of stock to be issued upon the exercise of options deemed earned is 100% of the fair market value on the date of the award. The option is not exercisable after the expiration of ten years from the date such option is granted. An option is not transferable by a person to whom it is granted other than by will or the laws of descent and distribution.

Under the 1985 plan, 16,540 shares have been deemed earned and are still available for exercise. Under the 1994 plan, 150,000 shares have been reserved, and options covering 133,932 shares have been granted.

Employee Stock Ownership Plan (ESOP). The ESOP is a non-contributory plan supported by annual contributions made at the discretion of the Company’s Board of Directors. The ESOP is a stock bonus plan qualified under Section 401(a) of the Internal Revenue Code and an employee ownership plan under Section 4975(E)(7) of the Internal Revenue Code. Trustees and an administrative committee as appointed by the Chairman of Company’s Board of Directors for the exclusive benefit of participants administer the ESOP. The ESOP is eligible to each Bank and Trust Company employee over the age of twenty-one and credited with at least 1,000 hours of service for the plan year.

Report of the Board of Directors on Executive Compensation

This report is submitted by the Board of Directors of the Company, which is responsible for establishing and administering the Company’s compensation policies and its incentive stock option plan through its Compensation Committee.

General Compensation Policy

The Company’s compensation policy for executive management is designed to achieve the following objectives: (a) to enhance business results of the Company and increase stockholder value by aligning closely the financial interests of its officers with those of its stockholders; (b) to reward executive management consistent with the Company’s annual performance goals; (c) to recognize individual initiative, leadership and achievement; and (d) to provide competitive compensation that will attract and retain qualified corporate officers and key employees.

Executive Officer Compensation Programs

The compensation program for executive management consists of up to four elements: (1) base salary, which is set on an annual basis; (2) a cash incentive based on the achievement of performance goals established by the Compensation Committee; (3) incentive stock options; and (4) participation in the Company’s ESOP program.

The Board of Directors determines general salary and benefit policies and procedures. The Board uses market studies and published compensation data to review competitive rates of pay, to establish salary ranges, and to arrive at base salary levels. The Board approves base salaries at levels competitive with amounts paid to executives with comparable qualifications, experience and responsibilities after comparing salary information of similar sized banks as provided by the Virginia Bankers Association’s Salary Survey of Virginia Banks and other compensation surveys. In addition, the Board considers the recent performance of the Company and assesses the executive’s past performance and its expectation as to future contributions in leading the Company.

Compensation for officers other than the Chairman and the President and Chief Executive Officer is recommended to the Compensation Committee by the President and Chief Executive Officer. The Compensation Committee reviews these recommendations and has the authority to revise the proposed compensation proposals. Once approved by the Compensation Committee, the officer’s compensation is referred to the Board of Directors for review, discussion, revision if requested, and approval.

The Board uses a subjective approach to the determination of compensation based on the factors noted above. Except concerning incentive stock options, the Board does not rely on formulas or weights of specific factors. Neither the profitability of the Company nor the market value of its stock is directly utilized in computing an officer’s base compensation. The Company’s executive compensation program has substantially relied on base salary as its primary component.

Incentive stock option grants are earned only if the Compensation Committee determines that the objectives set forth in the option plan document are achieved by a specified date. The objective of these options is to create a link between officer compensation and Company performance. In determining the appropriate level of stock-based allotments, the Committee considers the officer’s contribution toward the Company’s performance. To encourage growth in stockholder value, incentive stock options are granted to all officers who are in a position and have a responsibility to make a substantial contribution to the long-term success of the Company. The Board believes this focuses attention on managing the Company from the perspective of an owner with an equity stake in the business.

During 2002, incentive stock options on 7,000 shares were granted to Mr. Roberts. As of the proxy date, the number of shares deemed earned had not been determined.

Chief Executive Officer Compensation

The compensation paid for 2002 to the Chief Executive Officer of the Company and the Bank, Austin L. Roberts, III, reflects the considered judgment of the Board embracing the policy and process described previously. The Board reviews and fixes the base salary of the Chief Executive Officer based on similar competitive compensation data to other community banks’ senior executives and the Board’s assessment of his past performance and its expectation as to his future contribution in leading the Company.

The Compensation Committee, also, establishes the criteria that would give rise to a cash incentive payment, and the conditions under which incentive stock options might be earned.

Compensation Committee

Bay Banks of Virginia

A. Wayne Saunders, Chairman

Robert C. Berry, Jr.

David W. Cheek

William A. Creager

Ammon G. Dunton, Jr.

John H. Morris, IV

Austin L. Roberts, III

Charles H. Rotert, Jr.

Compensation Committee Interlocks and Insider Participation

During 2002 and up to the present time, there were transactions between the Bank and certain members of the Company’s Board of Directors, or their associates, all consisting of extensions of credit by the Bank in the ordinary course of business. Each transaction was made on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with the general public. In the opinion of management, none of the transactions involve more than the normal risk of collectibility or present other unfavorable features.

The only members of the Board who served as an officer or employee of the Company or any of its affiliates during 2002 are: Ammon G. Dunton, Jr., Chairman of the Board of the Company and the Bank; Austin L. Roberts, III, President and Chief Executive Officer of the Company and the Bank, and William A. Creager, Chairman of the Trust Company.

STOCK PERFORMANCE GRAPH

The graph below compares the cumulative total stockholder return on the Company’s common stock with the cumulative total return on the Nasdaq Stock Market Index and the Carson Medlin Independent Bank Index for the five year period ended December 31, 2002, assuming that an investment of $100 was made on December 31, 1997 and dividends were reinvested. The comparisons in the graph below are based upon historical data and are not indicative of, nor intended to forecast, future performance of the Company’s common stock.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of Bay Banks of Virginia oversees the Company’s financial reporting process on behalf of the Board of Directors of the Company. The Audit Committee is elected by the Board of Directors of the Company. All voting members are independent of management. In addition, the Audit Committee operates under a written charter adopted by the Board of Directors. While management has the primary responsibility for the quality and integrity of the Company’s financial statements and reporting processes, the Audit Committee provides assistance to management in fulfilling this responsibility. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements for the Annual Report with management and the independent auditors, and discussed the quality and acceptability of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosure in the financial statements.

In addition, the committee obtained from the independent auditors a formal written statement discussing any disclosed relationship or service which may impact the objectivity and independence of the independent auditors, as required by Independence Standards Board Standard No. 1 “Independence Discussions with Audit Committees.” The committee also discussed with the independent auditors all communications required by generally accepted auditing standards, including Statement on Auditing Standards No. 61, “Communication with Audit Committees.”

The Audit Committee also monitored the internal audit functions of the Company including the independence and authority of its reporting obligation, the proposed audit plan for the coming year, and the adequacy of management response to internal audit findings and recommendations.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the Securities and Exchange Commission. The Company’s Audit Committee has also recommended the selection of the Company’s independent auditors.

Audit Committee

Bay Banks of Virginia

A. Wayne Saunders, Chairman

Weston F. Conley, Jr.

John H. Morris, IV

Charles H. Rotert, Jr.

Ammon G. Dunton, Jr., Non-Voting Member

Austin L. Roberts, III, Non-Voting Member

Audit Fees

Yount, Hyde & Barbour, P.C. (“Yount Hyde”) billed the Company $38,450 for professional services rendered in connection with the audit of the Company’s annual financial statements for the year ended December 31, 2002, review of the financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2002 and Forms 10-Q for that fiscal year.

Financial Information System Design and Implementation Fees

Yount Hyde rendered no professional services for the year ended December 31, 2002 with respect to financial information systems design and implementation.

All Other Fees

Yount Hyde billed the Company $3,000 for the preparation of the Company’s Federal and State Income Tax Returns.

PROPOSAL TWO – APPROVAL OF THE BAY BANKS OF VIRGINIA 2003 INCENTIVE STOCK OPTION PLAN

We are asking you to approve the Bay Banks of Virginia 2003 Incentive Stock Option Plan (the “Plan”) that was adopted by the Board of Directors on March 19, 2003 and is effective May 19, 2003 subject to stockholder approval. As adopted, the 2003 Plan makes available up to 175,000 shares of common stock for granting stock options in the form of incentive stock options to employees of the Company and its subsidiaries. The Company is asking stockholders to approve the 2003 Plan because the Company’s existing stock option plan, which was approved by stockholders in 1994, will terminate during 2003 in accordance with the provisions of such plan.

The Board of Directors recommends that you vote FOR the approval of the Bay Banks of Virginia 2003 Incentive Stock Option Plan. Proxies solicited by the Board will be voted in favor thereof unless a stockholder has indicated otherwise on the proxy.

The more significant features of the 2003 Plan are described below. If you would like a copy of the Plan in its entirety, please make a written request to the Corporate Secretary of the Company. In addition, you may obtain a copy online from the Company’s Proxy Statement as filed with the Securities and Exchange Commission. The SEC’s website address is www.sec.gov.

Purpose

The purpose of the Plan is to promote the success of the Company by providing greater incentive to employees to associate their interests with the long-term financial success of the Company. Additionally, the Plan is intended to provide a financial reward by means of ownership of Company stock for those employees who achieve specified goals which in turn are likely to enhance the value of the Company’s stock for the benefit of the stockholders. The Plan is designed to provide flexibility to us in our ability to motivate, attract, and retain the services of employees upon whose judgment, interest, and special effort the successful conduct of our operations largely depends. The Plan will terminate on April 30, 2013, unless sooner terminated by the Board of Directors.

Administration

The Plan is administered by the Compensation Committee (the “Committee”). The Committee has the power to select Plan participants and to grant stock options on terms the Committee considers appropriate. In addition, the Committee has the authority to interpret the Plan, to adopt, amend or waive rules or regulations for the Plan’s administration, and to make all other determinations for administration of the Plan.

Grant Options and Price

Stock options granted under the Plan will be incentive stock options. A stock option entitles the employee to purchase shares of common stock at the option price. The Committee will fix the option price at the time the stock option is granted, and in the case of incentive stock options the exercise price cannot be less than 100% of the shares’ fair market value on the date of grant (or, in the case of an incentive stock option granted to a 10% shareholder of the company, 110% of the shares’ fair market value on the date of grant). The option price may be paid in cash or with shares of common stock, or a combination of cash and common stock, if permitted under the recipient’s option agreement. Stock options may be exercised at such times and subject to such conditions as may be prescribed by the Committee, including the requirement that they will not be exercisable after ten years from the grant date.

Transferability

In general, stock options may not be assigned, transferred, pledged or otherwise encumbered by a participant, other than by will or the laws of descent and distribution, and shall be exercisable during the participant’s lifetime only by him, or after his death, by his executor or administrator as provided in the Plan.

Shares Subject to the Plan

The maximum number of shares of common stock which may be issued pursuant to the exercise of options granted under the Plan shall not exceed, in the aggregate, 175,000 shares. To date, no stock options or restricted stock awards have been granted under the Plan.

In general, if any stock option granted terminates, expires or lapses for any reason other than as a result of being exercised, or if shares issued pursuant to the Plan are forfeited, the common stock subject to the forfeited stock option will be available for future stock option grants.

Certain Federal Income Tax Consequences

Generally, no federal income tax liability is incurred by a Plan participant at the time a stock option is granted. As an incentive stock option, no income will be recognized upon the participant’s exercise of the stock option. Income is recognized by participant when he or she disposes of shares acquired under an incentive stock option. The Company generally will not be entitled to a federal income tax deduction on account of the grant or exercise of an incentive stock option, but may claim a federal income tax deduction on account of certain disqualifying dispositions of stock acquired upon the exercise of an incentive stock option.

Changes in Capitalization and Similar Changes

In the event of any change in the outstanding shares of common stock by reason of any stock dividend, stock split, recapitalization or otherwise, the aggregate number of shares of common stock reserved under the Plan, and the terms, exercise price and number of shares of any outstanding stock options will be equitably adjusted by the Committee in its discretion to preserve the benefits of the stock options for Plan participants. For instance, a two-for-one stock split would double the number of shares reserved under the Plan. Similarly, for outstanding stock options it would double the number of shares covered by each stock option and reduce its exercise price by one-half.

Vote Required

Approval of the Plan requires the affirmative vote of a majority of the shares actually voting, in person or by proxy, at the Annual Meeting.

Equity Compensation Plan Information

The following table summarizes information, as of December 31, 2002, relating to the Company’s stock incentive plans, pursuant to which grants of options to acquire shares of common stock may be granted from time to time.

	Year Ended December 31, 2002
	Number of Shares to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Shares Remaining Available for Future Issuance Under Equity Compensation Plan
Equity compensation plans approved by shareholders	164,872	(1)	$14.13	26,196
Equity compensation plans not approved by shareholders	—		—	—
Total	164,872		$14.13	26,196

(1)	Consists of options granted pursuant to the Company’s stock incentive plans.

PROPOSAL THREE – RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

On the recommendation of the Company’s Audit Committee, the Board of Directors has appointed Yount Hyde, as the Company’s independent auditors for 2003, subject to ratification of the stockholders. The services that Yount Hyde will perform will consist primarily of the examination and audit of the institution’s financial statements, tax reporting assistance, and other audit and accounting matters. A representative of Yount Hyde will be available at the Annual Meeting to answer any questions from stockholders.

The Board of Directors recommends that you vote FOR the ratification of the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent auditors for the fiscal year ending December 31, 2003. Proxies solicited by the Board will be voted in favor thereof unless a stockholder has indicated otherwise on the proxy.

On March 26, 2002, the Company’s Board of Directors voted to engage Yount Hyde as the independent public accountant to audit the Company’s financial statements for the fiscal year ending December 31, 2002, to replace the firm of Eggleston Smith, P.C. (“Eggleston Smith”), the independent public accountant engaged to audit the Company’s financial statements as of December 31, 2001 and 2000, and for each of the years in the two year period ended December 31, 2001.

Consistent with the Company’s policies, it conducted a bidding process to select the independent public accountant to audit the Company’s fiscal year ending December 31, 2002. The Company’s Audit Committee received bids from several independent public accounting firms, including Eggleston Smith. After reviewing the proposals, the Company’s Audit Committee selected Yount Hyde, which the Company’s Board of Directors approved.

Eggleston Smith’s report on the consolidated financial statements as of December 31, 2001 and 2000, and for each of the years in the two year period ended December 31, 2001, contained no adverse opinion or disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principles. In connection with the audit of the two fiscal years ending December 31, 2001 and the subsequent interim period preceding the engagement of Yount, Hyde, there were no disagreements with Eggleston Smith on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

INTEREST OF DIRECTORS AND OFFICERS IN CERTAIN TRANSACTIONS

Some of the Company directors, executive officers, and members of their immediate families, and corporations, partnerships and other entities, of which such persons are officers, directors, partners, trustees, executors or beneficiaries, are customers of the Bank. All loans and loan commitments to them were made in the ordinary course of business, upon substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than normal risk of collectibility or present other unfavorable features. It is the policy of the Bank to provide loans to officers who are not executive officers and to employees at more favorable rates than those prevailing at the time for comparable transactions with other persons. These loans do not involve more than the normal risk of collectibility or present other unfavorable features.

The law firm of Dunton, Simmons & Dunton serves as legal counsel to the Company, the Bank and the Trust Company. Mr. Ammon G. Dunton, Jr., is a senior member of the firm.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to Section 16(a) of the Securities Exchange Act of 1934, directors and executive officers of the Company are required to file reports with the Securities and Exchange Commission indicating their holdings of and transactions in Company common stock. To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, insiders of the Company complied with all filing requirements during 2002.

OTHER MATTERS

The Company knows of no other business to be brought before the Annual Meeting. Should any other business properly be presented for action at the meeting, the shares represented by the enclosed proxy shall be voted by the persons named therein in accordance with their best judgment and in the best interests of the Company.

STOCKHOLDER PROPOSALS

The Company’s By-Laws provide that, in addition to any other applicable requirements, for business (including stockholder nominations of Director candidates) to be properly brought before an annual meeting by a stockholder, the stockholder must give timely notice in writing to the Secretary of the Company no later than 120 days before the date of the anniversary of the immediately preceding annual meeting. As to each matter, the notice must comply with certain informational requirements set forth in the By-Laws. These requirements are separate and apart from and in addition to the Securities and Exchange Commission’s requirements that a stockholder must meet to have a proposal included in the Company’s proxy materials. To be considered for inclusion in the Company’s proxy materials relating to the 2004 Annual Meeting of Stockholders pursuant to applicable Securities and Exchange Commission rules, the Secretary of the Company must receive stockholder proposals no later than December 20, 2003. Stockholder proposals should be addressed to Corporate Secretary, Hazel S. Farmer, Bay Banks of Virginia, Inc., 100 S. Main Street, P.O. Box 1869, Kilmarnock, Virginia 22482.

The 2004 Annual Meeting of Stockholders is scheduled for Monday, May 17, 2004.

ADDITIONAL INFORMATION

Annual Report on Form 10-K. A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2002, excluding exhibits, as filed with the Securities and Exchange Commission can be obtained without charge by writing to Richard C. Abbott, Treasurer, Bay Banks of Virginia, Inc., 100 South Main Street, P. O. Box 1869, Kilmarnock, Virginia 22482.

BAY BANKS OF VIRGINIA

2003 INCENTIVE STOCK OPTION PLAN

ARTICLE I

Establishment, Purpose, and Duration

1.1 Establishment of the Plan. Bay Banks of Virginia, Inc., a Virginia corporation (the “Company”), hereby establishes an incentive compensation plan for the Company and its Subsidiaries to be known as the “Bay Banks of Virginia 2003 Incentive Stock Option Plan” (the “Plan”), as set forth in this document. Unless otherwise defined herein, all capitalized terms shall have the meanings set forth in Section 2.1 herein. The Plan permits the grant of Incentive Stock Options to Officers and Key Employees of the Company or its Subsidiaries.

The Plan was adopted by the Board of Directors of the Company on March 19, 2003, and shall become effective on May 19, 2003 (the “Effective Date”), subject to the approval by vote of shareholders of the Company in accordance with applicable laws.

1.2 Purpose of the Plan. The purpose of the Plan is to promote the success of the Company by providing greater incentive to employees to associate their interests with the long-term financial success of the Company. Additionally, the Plan is intended to provide a financial reward by means of ownership of Company Stock for those employees who achieve specified goals which in turn are likely to enhance the value of the Company’s Stock for the benefit of the shareholders. The Plan is designed to provide flexibility to the Company in its ability to motivate, attract, and retain the services of employees upon whose judgment, interest, and special effort the successful conduct of the Company’s operations largely depends.

1.3 Duration of the Plan. The Plan shall commence on the Effective Date, as described in Section 1.1 herein, and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to Article X herein, until April 30, 2013, at which time it shall terminate except with respect to Awards made prior to, and outstanding on, that date which shall remain valid in accordance with their terms.

ARTICLE II

Definitions

2.1 Definitions. Except as otherwise defined in the Plan, the following terms shall have the meanings set forth below:

(a) “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b) “Agreement” means a written Agreement implementing the grant of each Award signed by an authorized officer of the Company and by the Participant.

(c) “Award” means, individually or collectively, a grant under this Plan of Incentive Stock Options.

(d) “Award Date” or “Grant Date” means the date on which an Award is made by the Committee under this Plan.

(e) “Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act.

(f) “Board” or “Board of Directors” means the Board of Directors of the Company, unless otherwise indicated.

(g) “Change in Control” shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

(i) any Person (other than the Company, any Subsidiary, a trustee or other fiduciary holding securities under any employee benefit Plan of the Company, or its Subsidiaries), who or which, together with all Affiliates and Associates of such Person, is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 33% or more of the combined voting power of the Company’s then outstanding securities; or

(ii) if, at any time after the Effective Date, the composition of the Board of Directors of the Company shall change such that a majority of the Board of the Company shall no longer consist of Continuing Directors; or

(iii) if at any time, (1) the Company shall consolidate with, or merge with, any other Person and the Company shall not be the continuing or surviving corporation, (2) any Person shall consolidate with or merge with the Company, and the Company shall be the continuing or surviving corporation and, in connection therewith, all or part of the outstanding Stock shall be changed into or exchanged for Stock or other securities of any other Person or cash or any other property, (3) the Company shall be a party to a statutory share exchange with any other Person after which the Company is a Subsidiary of any other Person, or (4) the Company shall sell or otherwise transfer 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons.

(h) “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(i) “Committee” means the Compensation Committee of the Board of Directors appointed by the Company to administer the Plan pursuant to Article III herein, the majority of the members of which shall be “disinterested persons” as defined in Rule 16b-3, as amended, under the Exchange Act or any similar or successor rule. Unless otherwise determined by the Board of Directors of the Company, the members of the Committee responsible for executive compensation who are not employees of the Company or its Subsidiaries shall constitute the Committee.

(j) “Company” means Bay Banks of Virginia, or any successor thereto as provided in Article XII herein.

(k) “Continuing Director” means an individual who was a member of the Board of Directors of the Corporation on the Effective Date or whose subsequent nomination for election or re-election to the Board of Directors of the Corporation was recommended or approved by the affirmative vote of two-thirds of the Continuing Directors then in office.

(l) “Disabled” means a disability within the meaning of Code Section 22(e)(3).

(m) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(n) “Fair Market Value” of a Share means the Fair Market Value as quoted on a recognized Stock quotation system, exchange or bulletin Board or, in the alternative, as determined pursuant to a reasonable method adopted by the Committee in good faith for such purpose.

(o) “Incentive Stock Option” or “ISO” means an Option to purchase Stock, granted under Article VI herein, which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

(p) “Key Employee” means an officer or other Key Employee of the Company or its Subsidiaries, who, in the opinion of the Committee, can contribute significantly to the growth and profitability of, or perform services of major importance to, the Company and its Subsidiaries.

(q) “Option” means an Incentive Stock Option.

(r) “Participant” means a Key Employee who is granted an Award under the Plan.

(s) “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d).

(t) “Plan” means the Bay Banks of Virginia 2003 Incentive Stock Plan, as described and as hereafter from time to time amended.

(u) “Stock” or “Shares” means the common Stock of the Company.

(v) “Subsidiary” shall mean a corporation at least 50% of the total combined voting power of all classes of Stock of which is owned by the Company, either directly or through one or more of its Subsidiaries.

ARTICLE III

Administration

3.1 The Committee. The Plan shall be administered by the Compensation Committee which shall have all powers necessary or desirable for such administration. The express grant in this Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. In addition to any other powers and, subject to the provisions of the Plan, the Committee shall have the following specific powers: (i) to determine the terms and conditions upon which the Awards may be made and exercised; (ii) to determine all terms and provisions of each Agreement, which need not be identical; (iii) to construe and interpret the Agreements and the Plan; (iv) to establish, amend or waive rules or regulations for the Plan’s administration; (v) to accelerate the exercisability of any Award or the termination of any Period of Restriction; and (vi) to make all other determinations and take all other actions necessary or advisable for the administration of the Plan.

3.2 Selection of Participants. The Committee shall have the authority to grant Awards under the Plan, from time to time, to such Key Employees as may be selected by it. Each Award shall be evidenced by an Agreement.

3.3 Decisions Binding. All determinations and decisions made by the Board or the Committee pursuant to the provisions of the Plan shall be final, conclusive and binding.

3.4 Rule 16b-3 Requirements. Notwithstanding any other provision of the Plan, the Board or the Committee may impose such conditions on any Award, and amend the Plan in any such respects, as may be required to satisfy the requirements of Rule 16b-3, as amended (or any successor or similar rule), under the Exchange Act.

3.5 Indemnification of Committee. In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against reasonable expenses, including attorneys’ fees, actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted or made hereunder, and against all amounts reasonably paid by them in settlement thereof or paid by them in satisfaction of a judgment in any such action, suit or proceeding, if such members acted in good faith and in a manner which they believed to be in, and not opposed to, the best interests of the Company and its Subsidiaries.

ARTICLE IV

Stock Subject to the Plan

4.1 Number of Shares. Subject to adjustment as provided in Section 4.3 herein, the maximum aggregate number of Shares that may be issued pursuant to Awards made under the Plan shall not exceed 175,000. Except as provided in Sections 4.2 herein, the issuance of Shares in connection with the exercise of, or as other payment for Awards, under the Plan shall reduce the number of Shares available for future Awards under the Plan.

4.2 Lapsed Awards or Forfeited Shares. If any Award granted under this Plan (for which no material benefits of ownership have been received, including dividends) expires or lapses, or if Shares issued pursuant to Awards (for which no material benefits of ownership have been received, including dividends) are forfeited, any Stock subject to such Award again shall be available for the grant of an Award under the Plan.

4.3 Capital Adjustments. The number of Shares subject to each outstanding Award, the Option Price and the aggregate number of Shares for which Awards thereafter may be made shall be subject to such adjustment, if any, as the Committee in its sole discretion deems appropriate to reflect such events as Stock dividends, Stock splits, recapitalizations, mergers, consolidations or reorganizations of or by the Company. To the extent required to avoid a charge to earnings for financial accounting purposes, adjustments made by the Committee pursuant to this Section 4.3 to outstanding Awards shall be made so that that both (i) the aggregate intrinsic value of an Award immediately after the adjustment is not greater than or less than the Award’s aggregate intrinsic value before the adjustment and (ii) the ratio of the Option Price to the market value per Share is not reduced.

4.4 Per-Employee Limit. The maximum number of Shares with respect to which an Award may be granted in any calendar year to any Key Employee during such calendar year shall be 50,000.

ARTICLE V

Eligibility

Persons eligible to participate in the Plan include all employees of the Company and its Subsidiaries who, in the opinion of the Committee, are Key Employees.

ARTICLE VI

Stock Options

6.1 Grants to Key Employees. Subject to the terms and provisions of the Plan, Options may be granted to Key Employees at any time and from time to time as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Shares subject to Options granted to each Participant, provided, however, that the aggregate Fair Market Value (determined at the time the Award is made) of Shares with respect to which any Participant may first exercise ISO’s granted under the Plan during any calendar year may not exceed $100,000 or such amount as shall be specified in Section 422 of the Code and rules and regulation there-under.

6.2 Option Agreement. Each Option grant shall be evidenced by an Agreement that shall specify the conditions upon which the Option or portions thereof, shall be deemed earned, the Option Price (as hereinafter defined), the duration of the Option, the number of Shares to which the Option pertains, any conditions imposed upon the exercisability of Options in the event of retirement, death, disability or other termination of employment, and such other provisions as the Committee shall determine. The Agreement shall specify that the Option is intended to be an Incentive Stock Option within the meaning of Section 422 of the Code.

6.3 Option Price. The exercise price per share of Stock covered by an Option (“Option Price”) shall be determined by the Committee subject to the following limitations. The price for the Shares of Stock to be issued upon the exercise of the Option shall be at least 100% of the Fair Market Value of the common Stock on the date on which the grant is made; provided, however, that in the case of an Incentive Stock Option granted to an individual who may own more than 10% of the total voting power of the Company, the Option price shall be at least 110% of the Fair Market Value at the time of the grant of the Option.

6.4 Duration of Options. Each Option shall expire at such time as the Committee shall determine at the time of grant provided, however, that no ISO shall be exercisable later than the tenth (10th) anniversary date of its Award Date.

6.5 Notification of Status of Options. The Compensation Committee shall notify the Participants if all, or a portion, of the Optioned Stock shall have been deemed earned in accordance with the terms and conditions of the Option Agreement.

6.6 Exercisability. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine, which need not be the same for all Participants. (i) The Option shall not be exercisable after the expiration of ten (10) years from the date such Option is granted; provided, however, the Committee may impose a shorter term for any Participant, and shall require that any Participant who owns more that 10% of the total voting power of the Company shall not have an Option exercisable after the expiration of five years from the date such Option is granted; (ii) the Option price is not less than the Fair Market Value of the Stock at the time such Option is granted.

6.7 Method of Exercise. Options shall be exercised by the delivery of a written notice to the Company in the form prescribed by the Committee setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. No Participant shall sell Stock of the Company obtained through the exercise of an Option within two years of the date of grant of the Option or within one year after the date of exercise, whichever shall be later, unless the Company shall be notified and shall consent. No Participant shall, as a result of receiving an Option, have any rights as a Stockholder until the date such Participant exercises the Option. No Option may be exercised unless the Participant has achieved the performance objectives specified in the Option Agreement, within the time specified therein, and is then employed by the Company or its subsidiaries and shall have been continuously employed since the date of grant of the Option, except as specified in this Section 6.7.

Any unexercised portion of any Option shall automatically and without notice terminate and become null and void on the earlier to occur of the following: (i) the expiration of the three months from the date of termination of the Participant’s employment with the Company, except in the case of Disability or death; (ii) the expiration of one-year following the death of the Participant, if his or her death occurs during their employment with the Company or during the three month period following the date of termination of such employment because of Disability; (iii) the expiration of one-year from the date of termination of employment with the Company solely resulting from the Disability of the Participant; (iv) immediately upon termination of the Participant’s employment with the Company if the Committee determines that such termination is attributable to the Participant’s commission of a felony or misdemeanor or deliberate gross misconduct against the Company; (v) such time as may be specified in the Option Agreement.

Notwithstanding the foregoing, the Option will terminate immediately after termination of employment unless the Participant (i) refrains from becoming or serving as an officer, director, or employee of a financial services business (or its Affiliates and/or subsidiaries) in competition with the Company in its trading area as determined by the Committee in its sole discretion; (ii) makes their self available, if requested by the Company, to consult with and supply information to and otherwise cooperate with the Company; and (iii) refrains from engaging in deliberate actions that are reasonably likely to cause substantial harm to the interests of the Company, all as determined by the Committee in its sole discretion. If these conditions are not fulfilled, the Participant shall forfeit all rights to any unexercised Option as of the date of the breach of the condition. Additionally, if the Participant’s employment with the Company is terminated for any reason, and if they accept employment as an officer, director, or employee of a financial service business (or any of its Affiliates or subsidiaries) in competition with the Company in its trading area, or engage in deliberate actions that are reasonably likely to cause harm to the Company, all as determined by the Committee in its sole discretion, within one year after the issuance of certificates pursuant to this Option, the Participant will immediately return the Stock issued hereunder to the Company in exchange for the funds provided as the full Exercise Price.

6.8 Restrictions on Stock Transferability. The Committee shall impose such restrictions on any Shares acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including, without limitation, restrictions under the applicable Federal securities law, under the requirements of the National Association of Securities Dealers, Inc. or any Stock exchange upon which such Shares are then listed and under any blue sky or state securities laws applicable to such Shares.

6.9 Non-transferability of Options. In general, no Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. Options granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or legal representative. Unless otherwise specifically provided in the Option Agreement, any payment of the Option Price paid by delivery of Company Stock acquired directly or indirectly from the Company shall be paid only with Shares of Company Stock that have been held by the Participant for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes).

ARTICLE VII

Change in Control

In the event of a Change in Control of the Company, the Committee, as constituted before such Change in Control, in its sole discretion may, at the time the Award is made, take any one or more of the following actions: (i) provide for the acceleration of any time periods relating to the exercise or realization of any such Award so that such Award may be exercised or realized in full on or before a date initially fixed by the Committee; (ii) provide for the purchase or settlement of any such Award by the Company, upon a Participant’s request, for an amount of cash equal to the amount which could have been obtained upon the exercise of such Award or realization of such Participant’s rights had such Award been currently exercisable or payable; (iii) make such adjustment to any such Award then outstanding as the Committee deems appropriate to reflect such Change in Control; or (iv) cause any such Award then outstanding to be assumed, or new rights substituted therefor, by the acquiring or surviving corporation in such Change in Control.

ARTICLE VIII

Modification, Extension and Renewals of Awards

Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend or renew outstanding Awards, or, if authorized by the Board, accept the surrender of outstanding Awards (to the extent not yet exercised) granted under the Plan and authorize the granting of new Awards pursuant to the Plan in substitution therefor, and the substituted Awards may specify a lower exercise price than the surrendered Awards, a longer term than the surrendered Awards or may contain any other provisions that are authorized by the Plan. The Committee may also modify the terms of any outstanding Agreement. Notwithstanding the foregoing, however, no modification of an Award, shall, without the consent of the Participant, adversely affect the rights or obligations of the Participant.

ARTICLE IX

Amendment, Modification and Termination of the Plan

9.1 Amendment, Modification and Termination. At any time and from time to time, the Committee may terminate, amend, or modify the Plan. Such amendment or modification may be without shareholder approval except to the extent that such approval is required by the Code, pursuant to the rules under Section 16 of the Exchange Act, by any national securities exchange or system on which the Stock is then listed or reported, by any regulatory body having jurisdiction with respect thereto or under any other applicable laws, rules or regulations. Unless the Stockholders of the Company shall consent, no amendment shall be made which will; (i) increase the total number of Shares reserved for Options under the Plan (except for adjustments as provided in Section 4.3), (ii) change the minimum Option price hereinabove specified; (iii) change any provision relating to eligibility of employees, or; (iv) extend the maximum period of exercise beyond the date specified.

9.2 Awards Previously Granted. No termination, amendment or modification of the Plan other than pursuant to Section 4.3 herein shall in any manner adversely affect any Award theretofore granted under the Plan, without the written consent of the Participant.

ARTICLE X

Withholding

10.1 Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, State and local taxes (including the Participant’s FICA obligation) required by law to be withheld (based on the minimum applicable statutory withholding rates) with respect to any grant, exercise, or payment made under or as a result of this Plan.

ARTICLE XI

Successors

All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE XII

General

12.1 Requirements of Law. The granting of Awards and the issuance of Shares of Stock under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies as may be required.

12.2 Effect of Plan. The establishment of the Plan shall not confer upon any Key Employee any legal or equitable right against the Company, a Subsidiary or the Committee, except as expressly provided in the Plan. The Plan does not constitute an inducement or consideration for the employment of any Key Employee, nor is it a contract between the Company or any of its Subsidiaries and any Key Employee. Participation in the Plan shall not give any Key Employee any right to be retained in the service of the Company or any of its Subsidiaries.

12.3 Creditors. The interests of any Participant under the Plan or any Agreement are not subject to the claims of creditors and may not, in any way, be assigned, alienated or encumbered.

12.4 Governing Law. The Plan, and all Agreements hereunder, shall be governed, construed and administered in accordance with and governed by the laws of the Commonwealth of Virginia and the intention of the Company is that ISOs granted under the Plan qualify as such under Section 422 of the Code.

12.5 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

BAY BANKS OF VIRGINIA, INC.

This Proxy is solicited on behalf of the Board of Directors

The undersigned, revoking all prior proxies, hereby appoints Ammon G. Dunton, Jr. and Austin L. Roberts, III, or either of them, as proxies with full power of substitution to represent the undersigned and vote, as designated below, all the shares of common stock of Bay Banks of Virginia, Inc. held of record by the undersigned on April 18, 2003, at the Annual Meeting of Stockholders to be held on May 19, 2003, at 1:00 p.m. at the Indian Creek Yacht & Country Club, Kilmarnock, Virginia, or any adjournment thereof, on each of the following matters:

1.	To elect two (2) directors to serve for a term which expires at the annual meeting of stockholders in 2006 (Class II):

☐	FOR all Nominees listed below	☐ WITHHOLD AUTHORITY to vote
except as marked to the contrary below for those indicated below
	Weston F. Conley, Jr.	Thomas A. Gosse

NOTE:	You may line through the name of any individual nominee for whom you wish to withhold your vote.

2.	To approve the Company’s 2003 Incentive Stock Option Plan.

☐	FOR	☐	AGAINST	☐	ABSTAIN

3.	To ratify the selection by the Board of Directors of Yount Hyde and Barbour, P.C., independent certified public accountants, as auditors of the Company for 2003.

☐	FOR	☐	AGAINST	☐	ABSTAIN

4.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Board of Directors has not been notified of any such matters.

This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” each proposal. All joint owners MUST sign.

Please sign exactly as your name appears below. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature

Signature (if jointly owned)

Dated: , 2003

Please mark, sign, date and return this Proxy promptly in the enclosed envelope.